Exhibit 10.9

AMENDMENT NO. 1
TO

SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

This Amendment No. 1 (this “Amendment”) dated as of September 24, 2013 amends that certain Series C Convertible Preferred Stock Purchase Agreement dated as of August 27, 2013 (the “Purchase Agreement”) by and among Collegium Pharmaceutical, Inc., a Delaware corporation (the “Company”), and the persons and entities listed on Schedule A attached thereto (the “Purchasers”).  All capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Purchase Agreement.

WHEREAS, the Company issued and sold an aggregate of 2,220,670 shares of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred”) to Purchasers at the Initial Tranche 1 Closing on August 27, 2013;

WHEREAS, the Company desires to issue and sell up to an aggregate of 665,334 shares of Series C Preferred to certain investors at the Additional Tranche 1 Closing and the Company and the Purchasers wish to confirm each Purchaser’s pro rata amount of the Tranche 2 Closing Shares;

WHEREAS, Section 5.2 of the Purchase Agreement provides that any term thereof may be amended, modified or waived by the written consent of the Company and Purchasers holding at least sixty-six percent (66%) of the voting power of the Series C Preferred Shares then outstanding and the undersigned Purchasers hold at least sixty-six percent (66%) of the voting power of the Series C Preferred Shares currently outstanding; and

WHEREAS, the Company and the undersigned Purchasers desire to amend the Purchase Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Amendment.

1.1                               Section 1.4(c)(ii) is amended and restated in its entirety to read as follows:

“(ii)                            Upon the occurrence of a Triggering Event, the Company shall promptly, but no later than 11:59 p.m., Eastern time, on the third Business Day following the occurrence of the Triggering Event, deliver written notice to each Purchaser of the occurrence of a Triggering Event (“Triggering Event Notice”), which Triggering Event Notice shall offer each Purchaser the opportunity to purchase such Purchaser’s “pro rata amount” of the Tranche 2 Closing Shares, which shall be the amount set forth opposite such Purchaser’s name on Schedule A-2 attached hereto (“Tranche 2 Pro Rata Amount”).  Each Purchaser may elect to purchase such Purchaser’s Tranche 2 Pro Rata Amount by delivering payment of the Purchase Price for the Tranche 2 Closing Shares purchased by such Purchaser no later than the Second Tranche 2 Closing Date (subject to Section 1.4(c)(iii) below).”

1.2                               Schedule A-1 and Schedule A-2 of the Purchase Agreement are hereby amended and restated to read in their entirety as Schedule A-1 and Schedule A-2 attached hereto.

2.                                      Effect of Amendment.  Except as expressly amended by this Amendment, all other terms and conditions of the Purchase Agreement are hereby ratified and confirmed.

3.                                      Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together, including facsimiles thereof, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.1 to Series C Convertible Preferred Stock Purchase Agreement to be executed as an instrument under seal as of the date first above written.

THE COMPANY:

COLLEGIUM PHARMACEUTICAL, INC.

By:	/s/ Michael Heffernan
Name:	Michael Heffernan
Title:	President and Chief Executive Officer

PURCHASERS:

LONGITUDE VENTURE PARTNERS, L.P.
a Delaware Limited Partnership

By: Longitude Capital Partners, LLC
Its General Partner

By:	/s/ Patrick Enright
Name:	Patrick Enright
Title:	Managing Member

LONGITUDE CAPITAL ASSOCIATES, L.P.
a Delaware Limited Partnership

By: Longitude Capital Partners, LLC
Its General Partner

By:	/s/ Patrick Enright
Name:	Patrick Enright
Title:	Managing Member

[Signature Page to Amendment No.1 to Series C
Convertible Preferred Stock Purchase Agreement]

PURCHASERS (Cont.):

SKYLINE VENTURE PARTNERS V, L.P.

By:	Skyline Venture Management V, LLC
Its:	General Partner

By:	/s/ Kerensa Kenny
Name:	Kerensa Kenny
Title:	Authorized Signatory

FRAZIER HEALTHCARE VI, LP
By FHM VI, LP, its general partner
By FHM VI, LLC, its general partner

By:	/s/ Patrick Heron
Name:	Patrick Heron
Title:	Manager

[Signature Page to Amendment No.1 to Series C
Convertible Preferred Stock Purchase Agreement]

SCHEDULE A-1

Tranche 1 Closing Purchasers

Name of Purchaser	Aggregate Purchase Price	No. of Series C Preferred Shares Purchased
I. The Initial Tranche 1 Closing
Longitude Venture Partners, L.P. 545 Steamboat Road Greenwich, CT 06830	$869,331.08	627,223
Longitude Capital Associates, L.P. 545 Steamboat Road Greenwich, CT 06830	$17,424.79	12,572
Skyline Venture Partners V, L.P. 525 University Avenue Suite 520 Palo Alto, CA 94301 Fax: 650-329-1090	$725,526.65	523,468
Frazier Healthcare VI, LP 550 Hamilton Ave. Suite 100 Palo Alto, CA 94301 Fax: (650) 325-5157	$1,435,431.69	1,035,665
Matthew Strobeck 45 Slate Farm Road Charlotte, VT 05445	$23,628.53	17,048
E. Hunterson Henrie c/o Ferghana Partners 420 Lexington Avenue, Suite 2626 New York, New York 10170	$3,252.94	2,347
Rawle Michelson c/o Ferghana Partners 420 Lexington Avenue, Suite 2626 New York, New York 10170	$3,252.94	2,347
Totals:	$3,077,848.62	2,220,670

Schedule A-1 (cont.):

II. Additional Tranche 1 Closing
Phillip Satow 583 Broadway Apt. 8B New York, NY 10012	$1,354.12	977
Michael Satow 18 Ivy Hill Road Chappaqua, NY 10514	$677.75	489
Julie Satow 72 Horatio St. Apt. 25 New York, NY 10014	$677.75	489
JDS Associates LLC 18 Ivy Hill Road Chappaqua, NY 10514	$677.75	489
Steven Tannenbaum 174 Winding River Road Wellesley, MA 02482	$338.18	244
Theodore L. Iorio 36 Forest Lane Millis, MA 02054	$1,692.31	1,221
Longitude Venture Partners, L.P. 545 Steamboat Road Greenwich, CT 06830	$494,297.50	356,636
Longitude Capital Associates, L.P. 545 Steamboat Road Greenwich, CT 06830	$9,907.13	7,148
Skyline Venture Partners V, L.P. 525 University Avenue Suite 520 Palo Alto, CA 94301 Fax: 650-329-1090	$412,530.43	297,641
Totals:	$922,152.92	665,334

SCHEDULE A-2

Tranche 2 Closing Purchasers

Name of Purchaser	Aggregate Purchase Price	Tranche 2 Pro Rata Amount
Longitude Venture Partners, L.P. 545 Steamboat Road Greenwich, CT 06830 Fax:	$3,017,385.76	2,177,046
Longitude Capital Associates, L.P. 545 Steamboat Road Greenwich, CT 06830 Fax:	$60,479.50	43,636
Skyline Venture Partners V, L.P. 525 University Avenue Suite 520 Palo Alto, CA 94301 Fax: 650-329-1090	$2,518,252.51	1,816,921
Frazier Healthcare VI, LP 550 Hamilton Ave. Suite 100 Palo Alto, CA 94301 Fax: (650) 325-5157	$2,314,509.12	1,669,920
Matthew Strobeck 45 Slate Farm Road Charlotte, VT 05445	$64,238.33	46,348
E. Hunterson Henrie c/o Ferghana Partners 420 Lexington Avenue, Suite 2626 New York, New York 10170	$8,842.68	6,380
Rawle Michelson c/o Ferghana Partners 420 Lexington Avenue, Suite 2626 New York, New York 10170	$8,842.68	6,380

Phillip Satow 583 Broadway Apt. 8B New York, NY 10012	$1,861.40	1,343
Michael Satow 18 Ivy Hill Road Chappaqua, NY 10514	$931.39	672
Julie Satow 72 Horatio St. Apt. 25 New York, NY 10014	$931.39	672
JDS Associates LLC 18 Ivy Hill Road Chappaqua, NY 10514	$931.39	672
Steven Tannenbaum 174 Winding River Road Wellesley, MA 02482	$464.31	335
Theodore L. Iorio 36 Forest Lane Millis, MA 02054	$2,327.09	1,679
Totals:	$7,999,997.55	5,772,004